UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2018

LIBERATED SYNDICATION INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55779	47-5224851
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5001 Baum Boulevard, Suite 770
Pittsburgh, Pennsylvania 15213
(Address of principal executive offices)

(412) 621-0902
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 16, 2018, LIBERATED SYNDICATION INC, (the "Company"), with the approval of its Audit Committee, terminated the services of its independent registered public accounting firm, Gregory & Associates, LLC (“Gregory”), effective immediately and retained the services of Sadler, Gibb & Associates, L.L.C. (“Sadler”) as its independent registered public accounting firm.

Gregory’s reports on the financial statements of the Company for the fiscal years ended December 31, 2017 and December 31, 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended December 31, 2017 and 2016 and through the date hereof, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Gregory on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Gregory’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such periods. Furthermore, no reportable events occurred within the periods covered by Gregory’s reports on the Company's financial statements, or subsequently up to the date of Gregory’s dismissal. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

The Company has provided Gregory with a copy of the foregoing disclosures and has requested that Gregory provide a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether it agrees with the statements made therein. Attached as Exhibit 16.1 is a copy of Gregory’s letter addressed to the Commission relating to the statements made by the Company in this Current Report on Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2017 and December 31, 2016, and through the date hereof, neither the Company nor anyone on its behalf consulted Sadler regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the consolidated financial statements of the Company or (ii) any matter that was either the subject of a disagreement or a reportable event as described above.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description

16.1	Letter from Gregory and Associates, LLC to SEC, dated July 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATED SYNDICATION INC.

Date: July 18, 2018	By:	/s/ John Busshaus
Name: John Busshaus
Title: Chief Financial Officer